Exhibit 99.2

OIL STATES INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On May 30, 2014, Oil States International, Inc. (“Oil States” or “the Company”) completed the spin-off of Oil States’ accommodations business, Civeo Corporation (“Civeo”), to the stockholders (the “Spin-Off”). On May 30, 2014 (the “Distribution Date”), the stockholders of record as of the close of business on May 21, 2014 (the “Record Date”) received two shares of Civeo common stock for each share of Oil States common stock held as of the Record Date. After the Distribution Date, Oil States does not own any shares of Civeo common stock and, following such date, does not expect to consolidate the financial results of Civeo for the purpose of its own financial reporting.

Prior to the completion of the Spin-Off, Oil States and Civeo entered into a Separation and Distribution Agreement and other agreements that will govern the post-spin relationship.

The unaudited pro forma condensed consolidated financial information presented below was derived from Oil States’ historical consolidated financial statements and give effect to the Spin-Off, which will be reported as a discontinued operation. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 is presented as if the Spin-Off and related transactions had occurred as of March 31, 2014. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2014 and 2013 and each of the three years ended December 31, 2013 give effect to the Spin-Off and related transactions as if the Spin-Off had occurred as of January 1, 2011. The following unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical financial statements and accompanying notes included in Oil States’ Annual Report on Form 10-K for the year ended December 31, 2013 and our most recent filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

The unaudited pro forma condensed consolidated financial information includes pro forma adjustments that are based on the best information available and assumptions that management believes are reasonable, factually supportable and are expected to have a continuing impact to us. The unaudited pro forma condensed consolidated financial information is provided for illustrative and informational purposes only and is not intended to reflect our financial position and results of operations had the Spin-Off occurred as of the dates indicated and is not necessarily indicative of our future financial position and results of operations.

The “Historical” columns of the unaudited pro forma condensed consolidated financial information reflect the historical unaudited condensed consolidated statements of income for the three month periods ended March 31, 2014 and 2013, the unaudited consolidated balance sheet as of March 31, 2014 and the audited consolidated statements of income for each of the three years ended December 31, 2013. The Spin-Off of Civeo and Pro Forma Adjustments columns remove all of the assets, liabilities, and results of operations of our accommodations business that comprise Civeo, and give effect to the following items:

●	The distribution of Oil States’ net investment in Civeo as a reduction in the Company’s historical consolidated retained earnings.

●

The removal from the “Spin-Off of Civeo” column of certain Oil States’ general corporate overhead expenses previously allocated to Civeo that are not specifically related to the Civeo business and do not meet the requirements to be presented as a component of discontinued operations;

●

The allocation of interest expense and other financing costs to Civeo related to Oil States’ $966 million aggregate principal amount of Senior Unsecured Notes that were required to be repaid as a result of the Spin-Off on a basis deemed reasonable by Oil States;

●

The allocation of interest expense and other financing costs to Civeo related to Oil States’ $966 million aggregate principal amount of Senior Unsecured Notes that were required to be repaid as a result of the Spin-Off on a basis deemed reasonable by Oil States;

●

The removal of interest expense, other financing costs and losses on the extinguishment of debt related to the redemption of $966 million of aggregate principal amount of Oil States’ Senior Unsecured Notes not allocated to Civeo reflected as a pro forma adjustment;

●

The refinancing of Oil States existing credit facility and an assumed outstanding balance under Oil States’ new revolving credit facility of $182 million, which approximates the amount of borrowings required to redeem the Senior Unsecured Notes (together with available cash on hand and the $750 million cash distribution from Civeo);

●	The removal of non-recurring Spin-Off transaction costs; and

●

A special cash distribution of $750 million from Civeo in connection with the Spin-Off and the planned use of the cash distribution, along with available cash on hand and borrowings under the new revolving credit facility, to redeem the $966 million aggregate principal amount of Senior Unsecured Notes.

Our unaudited pro forma condensed consolidated statements of income do not include adjustments for all of the costs of operating after the Spin-Off, since they are not factually supportable and recurring. Transaction costs that were incurred to effect the Spin-Off of $1.1 million for the three months ended March 31, 2014 and $5.2 million for the year ended December 31, 2013 are reflected as a pro forma adjustment in the unaudited pro forma condensed consolidated statements of income. There are no Spin-Off transaction costs included in the consolidated statements of income for the three months ended March 31, 2013 or the years ended December 31, 2012 and 2011.

See the notes to the unaudited pro forma condensed consolidated financial information for a more detailed discussion of these transactions.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In Thousands, Except Per Share Amounts)

Three Months Ended March 31, 2014

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma

Revenues	$657,982	$(252,744)			$405,238

Costs and expenses:
Cost of sales and services	415,826	(143,509)			272,317
Selling, general and administrative expenses	56,545	(15,136)			41,409
Depreciation and amortization expense	70,386	(39,599)			30,787
Other operating expense	1,582	(178)	$(1,147)	(a)	257
	544,339	(198,422)	(1,147)		344,770
Operating income	113,643	(54,322)	1,147		60,468

Interest expense, net of capitalized interest	(17,104)	9,058	6,470	(b)	(1,576)
Interest income	917	(801)			116
Equity in earnings of unconsolidated affiliates	97	-			97
Other income	1,669	(239)			1,430
Income from continuing operations before income taxes	99,222	(46,304)	7,617		60,535
Income tax provision	(27,531)	8,918	(2,661)	(c)	(21,274)
Net income from continuing operations	71,691	(37,386)	4,956		39,261
Less: Net income from continuing operations attributable to noncontrolling interest	369	(356)			13
Net income from continuing operations attributable to Oil States International, Inc.	$71,322	$(37,030)	$4,956		$39,248

Net income from continuing operations per share attributable to Oil States International, Inc. common stockholders:
Basic	$1.33				$0.73
Diluted	$1.32				$0.72

Weighted average number of common shares outstanding:
Basic	53,288				53,288
Diluted	53,588				53,588

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In Thousands, Except Per Share Amounts)

Three Months Ended March 31, 2013

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma

Revenues	$675,527	$(296,668)			$378,859

Costs and expenses:
Cost of sales and services	418,389	(150,448)			267,941
Selling, general and administrative expenses	50,017	(14,880)			35,137
Depreciation and amortization expense	66,312	(41,088)			25,224
Other operating income	(5,691)	3,953			(1,738)
	529,027	(202,463)			326,564
Operating income	146,500	(94,205)			52,295

Interest expense, net of capitalized interest	(20,090)	10,035	$8,442	(b)	(1,613)
Interest income	563	(426)			137
Equity in losses of unconsolidated affiliates	(735)	-			(735)
Other income	1,072	(410)			662
Income from continuing operations before income taxes	127,310	(85,006)	8,442		50,746
Income tax provision	(33,751)	19,541	(2,950)	(c)	(17,160)
Net income from continuing operations	93,559	(65,465)	5,492		33,586
Less: Net income from continuing operations attributable to noncontrolling interest	395	(378)			17
Net income from continuing operations attributable to Oil States International, Inc.	$93,164	$(65,087)	$5,492		$33,569

Net income from continuing operations per share attributable to Oil States International, Inc. common stockholders:
Basic	$1.70				$0.61
Diluted	$1.69				$0.61

Weighted average number of common shares outstanding:
Basic	54,808				54,808
Diluted	55,373				55,373

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In Thousands, Except Per Share Amounts)

Year Ended December 31, 2013

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma

Revenues	$2,670,163	$(1,041,029)			$1,629,134

Costs and expenses:
Cost of sales and services	1,662,710	(549,616)			1,113,094
Selling, general and administrative expenses	214,433	(63,466)			150,967
Depreciation and amortization expense	276,444	(167,213)			109,231
Other operating expense	4,282	4,208	$(5,237)	(a)	3,253
	2,157,869	(776,087)	(5,237)		1,376,545
Operating income	512,294	(264,942)	(5,237)		252,589

Interest expense, net of capitalized interest	(75,902)	37,072	32,410	(b)	(6,420)
Loss on extinguishment of debt	(7,374)	1,207	4,110	(b)	(2,057)
Interest income	2,353	(1,726)			627
Equity in losses of unconsolidated affiliates	(355)	1			(354)
Other income	5,325	(3,751)			1,574
Income from continuing operations before income taxes	436,341	(232,139)	41,757		245,959
Income tax provision	(119,992)	45,632	(14,594)	(c)	(88,954)
Net income from continuing operations	316,349	(186,507)	27,163		157,005
Less: Net income from continuing operations attributable to noncontrolling interest	1,455	(1,436)			19
Net income from continuing operations attributable to Oil States International, Inc.	$314,894	$(185,071)	$27,163		$156,986

Net income from continuing operations per share attributable to Oil States International, Inc. common stockholders:
Basic	$5.67				$2.82
Diluted	$5.63				$2.81

Weighted average number of common shares outstanding:
Basic	54,969				54,969
Diluted	55,327				55,327

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In Thousands, Except Per Share Amounts)

Year Ended December 31, 2012

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma

Revenues	$2,631,189	$(1,113,470)			$1,517,719

Costs and expenses:
Cost of sales and services	1,606,004	(552,358)			1,053,646
Selling, general and administrative expenses	184,544	(59,254)			125,290
Depreciation and amortization expense	227,792	(139,047)			88,745
Other operating expense	2,590	(197)			2,393
	2,020,930	(750,856)			1,270,074
Operating income	610,259	(362,614)			247,645

Interest expense, net of capitalized interest	(68,922)	28,549	$27,581	(b)	(12,792)
Interest income	1,583	(1,178)			405
Equity in losses of unconsolidated affiliates	(419)	2			(417)
Other income	9,272	(3,439)			5,833
Income from continuing operations before income taxes	551,773	(338,680)	27,581		240,674
Income tax provision	(149,016)	78,493	(9,633)	(c)	(80,156)
Net income from continuing operations	402,757	(260,187)	17,948		160,518
Less: Net income from continuing operations attributable to noncontrolling interest	1,239	(1,220)			19
Net income from continuing operations attributable to Oil States International, Inc.	$401,518	$(258,967)	$17,948		$160,499

Net income from continuing operations per share attributable to Oil States International, Inc. common stockholders:
Basic	$7.58				$3.03
Diluted	$7.25				$2.90

Weighted average number of common shares outstanding:
Basic	52,959				52,959
Diluted	55,384				55,384

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In Thousands, Except Per Share Amounts)

Year Ended December 31, 2011

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma

Revenues	$2,104,363	$(864,701)			$1,239,662

Costs and expenses:
Cost of sales and services	1,307,430	(456,360)			851,070
Selling, general and administrative expenses	164,433	(50,427)			114,006
Depreciation and amortization expense	186,389	(110,705)			75,684
Other operating expense	1,809	(1,100)			709
	1,660,061	(618,592)			1,041,469
Operating income	444,302	(246,109)			198,193

Interest expense, net of capitalized interest	(57,506)	19,738	$19,216	(b)	(18,552)
Interest income	1,700	(1,395)			305
Equity in losses of unconsolidated affiliates	(846)	(1)			(847)
Other income	3,094	(2,399)			695
Income from continuing operations before income taxes	390,744	(230,166)	19,216		179,794
Income tax provision	(107,620)	50,916	(6,705)	(c)	(63,409)
Net income from continuing operations	283,124	(179,250)	12,511		116,385
Less: Net income from continuing operations attributable to noncontrolling interest	969	(926)			43
Net income from continuing operations attributable to Oil States International, Inc.	$282,155	$(178,324)	$12,511		$116,342

Net income from continuing operations per share attributable to Oil States International, Inc. common stockholders:
Basic	$5.51				$2.27
Diluted	$5.13				$2.12

Weighted average number of common shares outstanding:
Basic	51,163				51,163
Diluted	55,007				55,007

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(In Thousands)

At March 31, 2014

	Historical	Spin-Off of Civeo	Pro Forma Adjustments		Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$454,873	$(264,751)	$750,000	(d)	$54,559
			(1,064,160)	(e)
			182,404	(e)
			(3,807)	(f)
Accounts receivable, net	631,025	(182,210)			448,815
Inventories, net	271,378	(22,743)			248,635
Prepaid expenses and other current assets	42,176	(14,008)	2,288	(g)	30,456
Total current assets	1,399,452	(483,712)	(133,275)		782,465

Property, plant, and equipment, net	1,938,283	(1,350,869)			587,414
Goodwill, net	519,766	(267,458)			252,308
Other intangible assets, net	132,195	(76,587)			55,608
Other noncurrent assets	56,391	(24,977)	(12,042)	(e)	23,101
			(4,057)	(f)
			3,800	(f)
			3,986	(g)
Total assets	$4,046,087	$(2,203,603)	$(141,588)		$1,700,896

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$152,153	$(54,814)			$97,339
Accrued liabilities	98,514	(19,804)	$(16,967)	(e)	61,743
Income taxes	25,417	3,143	2,288	(g)	30,848
Current portion of long-term debt and capitalized leases	529	-			529
Deferred revenue	53,388	(20,682)			32,706
Other current liabilities	14,102	(232)			13,870
Total current liabilities	344,103	(92,389)	(14,679)		237,035

Long-term debt and capitalized leases	972,562	-	(966,000)	(e)	188,966
			182,404	(e)
Deferred income taxes	115,931	(87,039)	3,986	(g)	32,878
Other noncurrent liabilities	40,762	(24,271)			16,491
Total liabilities	1,473,358	(203,699)	(794,289)		475,370

Stockholders’ equity:
Oil States International, Inc. stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 59,478,369 shares issued and 53,050,411 shares outstanding	595	-			595
Additional paid-in capital	651,643	-			651,643
Retained earnings	2,391,957	(2,079,405)	652,701	(h)	965,253
Accumulated other comprehensive loss	(85,695)	81,503			(4,192)
Common stock held in treasury at cost, 6,427,958 shares	(387,952)	-			(387,952)
Total Oil States International, Inc. stockholders’ equity	2,570,548	(1,997,902)	652,701		1,225,347
Noncontrolling interest	2,181	(2,002)			179
Total stockholders’ equity	2,572,729	(1,999,904)	652,701		1,225,526
Total liabilities and stockholders’ equity	$4,046,087	$(2,203,603)	$(141,588)		$1,700,896

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(a)

Represents the removal of non-recurring Spin-Off transaction costs. Costs incurred of $1.1 million and $5.2 million for the quarter ended March 31, 2014 and the year ended December 31, 2013, respectively, primarily related to legal and accounting costs.

(b)

Represents the adjustment to interest expense for (1) the removal of interest expense, other financing costs and losses on the extinguishment of debt under the Company’s previously existing credit facility and of the Company’s Senior Unsecured Notes retired as a result of the Spin-Off and (2) the addition of interest expense and other financing costs related to the refinancing of the Company’s existing credit facility and an assumed outstanding balance under the new revolving credit facility of $182.4 million, which approximates the amount of borrowings required together with available cash on hand and the $750 million distribution from Civeo to redeem the Senior Unsecured Notes. The addition of interest expense described in (2) above was calculated assuming an annual interest rate of 1.7% on the assumed outstanding balance under the new revolving credit facility of $182.4 million. The interest rate for pro forma purposes is based on the rate effective under Oil States’ new revolving credit facility. A one-eighth percent change in assumed interest rates for our assumed outstanding balance under the new revolving facility would have a pro forma impact of $0.2 million annually. The components of the adjustment to interest expense for each period presented are listed below (in thousands):

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012	2011
Reduction (increase) in interest expense, other financing costs and losses on the extinguishment of debt related to:

Repayment of Senior Unsecured Notes	$6,732	$7,523	$30,161	$20,122	$10,424
Refinancing of Oil States' existing credit facility	1,196	2,417	8,212	13,306	14,483
Assumed borrowings under new revolving credit facility	(1,458)	(1,498)	(5,963)	(5,847)	(5,691)
	$6,470	$8,442	$32,410	$27,581	$19,216

(c)	Represents the tax effect of pro forma adjustments to income from continuing operations before income taxes using a statutory rate of 35% for all periods.

(d)	Represents the receipt by the Company of a special cash distribution of $750 million from Civeo in connection with the Spin-Off.

(e)

Oil States used the $750 million cash distribution from Civeo along with available cash on hand and borrowings under the Company’s new revolving credit facility to repay $966 million aggregate principal amount of Senior Unsecured Notes at a redemption price of 108.41% of the principal amount thereof, plus accrued and unpaid interest.

The adjustments assume a March 31, 2014 redemption date and reflect a reduction in: (1) cash of $1.1 billion, which is comprised of $966 million aggregate principal amount, $17.0 million of accrued and unpaid interest and an $81.2 million redemption premium, (2) other assets of $12.0 million to write-off unamortized debt issuance costs, (3) other current liabilities of $17.0 million for the payment of accrued and unpaid interest at March 31, 2014, and (4) debt of $966 million related to the aggregate principal amount of the Senior Unsecured Notes. The adjustments also reflect an increase in cash and debt of $182.4 million related to the assumed amount of borrowings under the new revolving credit facility. The Company expects to recognize a loss on the extinguishment of debt related to the $81.2 million redemption premium and the $12.0 million write-off of unamortized debt issuance costs.

(f)

Represents the write-off of $4.1 million in unamortized debt issuance costs related to the Company’s existing credit facility and payment of $3.8 million in estimated debt issuance costs related to the new revolving credit facility.

(g)	Represents adjustments to reclassify current and deferred income tax balances retained by the Company due to the netting of assets and liabilities within a single tax jurisdiction.

(h)	Stockholders’ equity was adjusted as a result of adjustments (d) through (f).